FIRST BANCORP

                           1519 Ponce de Leon Avenue
                          San Juan, Puerto Rico 00908
                                 (787) 729-8200

                     NOTICE OF MEETING AND PROXY STATEMENT

                               ------------------

          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 2003


To the  Stockholders of First BanCorp Puerto Rico:

NOTICE IS HEREBY GIVEN that pursuant to a resolution of the Board of Directors and Section 2 of the Corporation Bylaws, the Annual Meeting of Stockholders of First BanCorp will be held at its principal offices located at 1519 Ponce de Leon Avenue, Santurce, San Juan, Puerto Rico, on Tuesday, April 29, 2003, at 2:00 p.m., for the purpose of considering and taking action on the following matters, all of which are more completely set forth in the accompanying Proxy Statement.

     1. To elect three (3) directors for a term of three years or until their successors have been elected and qualified.

     2. To ratify the appointment of PricewaterhouseCoopers LLP as the Corporation's independent accountants for fiscal year 2003.

     3.   To  transact  such other  business  as may  properly  come  before the
          meeting  or  any  adjournment   thereof.

The stockholders or their representatives should register their credentials or proxies with the Corporation's Secretary on or before 2:00 p.m. of the day of the meeting.

The Board of Directors has set March 18, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at the meeting.


San Juan, Puerto Rico
March 28, 2003


                       By order of the Board of Directors

    Carmen Gabriella Szendrey-Ramos, Esq.          Angel Alvarez-Perez, Esq.
    Secretary                                      Chairman, President and CEO


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. YOU MAY REVOKE ANY PROXY THAT YOU GIVE IN WRITING OR IN PERSON AT ANY TIME PRIOR TO ITS EXERCISE.

                                 FIRST BANCORP
                           1519 Ponce de Leon Avenue
                           Santurce, Puerto Rico 00908


                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 29, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First BanCorp ("the Corporation") for use at the Annual Meeting of Stockholders to be held at the Corporation's main offices located at 1519 Ponce de Leon Avenue, Santurce, Puerto Rico, on April 29, 2003, at 2:00 p.m., and at any adjournment thereof. This Proxy Statement is expected to be mailed to stockholders of record on or about March 28, 2003.

                          SOLICITATION AND REVOCATION

     Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy form have been designated as proxies by the Board of Directors. Shares represented by properly executed proxies received will be voted at the Meeting in accordance with the instructions you specify in the proxy. If you do not give instructions to the contrary, each proxy received will be voted for the matters described below. Any proxy given as a result of this solicitation may be revoked by the stockholder at any time before it is exercised in the following manner: (i) submitting a written notification to the Secretary of First BanCorp, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving proper notice to the Secretary of his or her intention to vote in person. The proxies that are being solicited may be exercised only at the Annual Meeting of First BanCorp or at any adjournment of the Meeting.

     Each proxy solicited hereby gives discretionary authority to the Board of Directors of the Corporation to vote the proxy with respect to (i) the election of any person as director if any nominee is unable to serve, or for good cause will not serve; (ii) matters incident to the conduct of the meeting; (iii) the approval of minutes of the previous Annual Meeting held on April 30, 2002; and
(iv) such other matters as may properly come before the Annual Meeting. Except with respect to procedural matters incident to the conduct of the Annual Meeting, the Board of Directors is not aware of any business which may properly come before the Annual Meeting other than that described in this Proxy Statement. However, if any other matters come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person voting those proxies.

                               VOTING SECURITIES

     The Board of Directors has fixed the close of business on March 18, 2003, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders. At the close of business on the record date there were 39,955,285 shares of the issued and outstanding common stock of the Corporation in circulation, each of which is entitled to one vote at the Annual Meeting.

     The presence, either in person or by proxy, of at least a majority of the Corporation's issued and outstanding shares of common stock in circulation is necessary to constitute a quorum. For purposes of determining quorum, abstentions and broker non-votes will be treated as shares that are present and entitled to vote. A broker non-vote results when a broker or nominee has expressly indicated that it does not have discretionary authority to vote on a particular matter. Action with respect to Proposal 1: Election of Directors, and Proposal 2: Ratification of Appointment of Independent Accountants, shall be taken by a majority of the total votes present in person or by proxy and entitled to vote. Therefore, as to such prospect, abstentions and broker non-votes will have the same effect as a vote against the proposals. Each share of common stock is entitled to one vote for the proposals to be considered.

                       BENEFICIAL OWNERSHIP OF SECURITIES

     The following sets forth information known to the Corporation as to the persons or entities, which as of March 18, 2003, by themselves or as a group, as the term is defined by section 13(d) (3) of the Securities Exchange Act of 1934, are the beneficial owners of 5% or more of the issued and outstanding common stock of the Corporation in circulation. All information concerning persons who may be beneficial owners of 5% or more of the stock is derived from Schedule 13(D) or 13(G) statements filed and notified to the Corporation. The number of shares has been adjusted to reflect a 50% stock split distributed on September 30, 2002.

                        BENEFICIAL OWNERS OF 5% OR MORE:

NAME                                 NUMBER OF SHARES              PERCENTAGE
---------------------------          ----------------              ----------
FMR Corp
82 Devonshire Street
Boston, MA 02109                        3,980,778                   9.9630%(1)

ANGEL ALVAREZ-PEREZ
Chairman, President and CEO
First BanCorp
1519 Ponce de Leon Avenue
Santurce, PR 00908                      3,634,459(2,3)              8.7099%(4)

GARITY & Co., Capital Management
1414 Banco Popular Center
Hato Rey, Puerto Rico 00918             2,725,368                   6.8200%(1)


                 BENEFICIAL OWNERSHIP BY DIRECTORS OR NOMINEES:

     The following table sets forth information with regard to the total number of shares of the Corporation's common stock beneficially owned by each current member of the Board of Directors and each current executive officer and by all current directors and executive officers as a group, as of March 18, 2003. Information regarding the beneficial ownership by executive officers and directors is derived from information submitted by such executive officers and directors. The number of shares has been adjusted to reflect a 50% stock split distributed on September 30, 2002.

     Information on the number of shares is provided by each executive officer and director.

NAME                                   NUMBER OF SHARES(3)      PERCENTAGE(4)
------------------------------------   -------------------      -------------
DIRECTORS
Angel Alvarez-Perez,
  Chairman, President and CEO               3,634,4592             8.7099%
Juan Acosta-Reboyras                               600             *
Jose Julian Alvarez-Bracero(5)                   9,750             *
Annie Astor-Carbonell,
Senior Executive VP and CFO                    871,386             2.0883%
Rafael Bouet-Souffront                        159,0006             *
Jorge L. Diaz                                    8,700             *
Jose L. Ferrer-Canals                              -0-             *
Hector M. Nevares(7)                           225,000             *
Richard Reiss-Huyke                                -0-             *
Jose Teixidor                                   65,370             *

EXECUTIVE OFFICERS:
Luis M. Beauchamp, Senior Executive VP         657,036             1.5746%
Aurelio Aleman, Executive VP                   165,000             *
Fernando L. Batlle, Executive VP               177,945             *
Randolfo Rivera, Executive VP                  129,000             *
Dacio Pasarell, Executive VP                    10,000             *
Current Directors and
  Executive Officers as a group              6,113,246             14.6503%


*    Represents less than 1%.

(1) As a percentage of 39,954,535 shares issued, outstanding and in circulation as of December 31, 2002.

(2)  Includes 10,650 shares owned by the spouse of Mr. Alvarez.

(3) In the case of executive officers, the number of shares includes option grants that the executive officer may exercise within 60 days. The number of these options is as follows: Angel Alvarez-Perez, 906,000; Annie Astor-Carbonell, 181,500; Luis Beauchamp, 204,000; Aurelio Aleman 165,000; Fernando Batlle, 177,000; Dacio Pasarell, 10,000; Randolfo Rivera, 129,000.

(4) The percentages are based on the shares issued, outstanding and in circulation as of March 18, 2003 plus the option grants that the executive officers may exercise within 60 days.

(5)  Not related to chairman Angel Alvarez- Perez.

(6)  Includes 145,500 shares owned by Bouet & Rodriguez, Inc.

(7) Mr. Hector Nevares no longer has the proxy to vote shares of common stock, which were previously reported as being beneficially owned by him.

             INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS OF
               FIRST BANCORP, DIRECTORS WHOSE TERMS CONTINUE AND
                     EXECUTIVE OFFICERS OF THE CORPORATION

     The Bylaws of the Corporation provide that the Board of Directors shall consist of a number of members fixed from time to time by resolution of an absolute majority of the Board of Directors, provided that the number of directors shall always be an odd number and not less than five nor more than fifteen. The Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class is elected each year on a rotating basis. The members of the Board of Directors of First BanCorp are also the members of the Board of FirstBank Puerto Rico (the "Bank"). The Corporation's retirement policy for the Board of
Directors, as originally adopted on August 21, 1999, stated that directors who reach the age of 70 or complete 15 years of service on the Board may continue to serve until the end of the term to which they were elected, but would not be eligible to stand for reelection. The policy was amended on April 30, 2002 only to eliminate the provision regarding the years of service as directors as a limitation to reelection.

     The information presented below regarding the time of service on the Board of Directors includes terms served on the Board of the Bank.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. If any nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for the replacement nominee or nominees recommended by the Nominating Committee. At this time, the Nominating Committee of First BanCorp knows of no reason why any of the persons listed below may not be able to serve as a director if elected.

                                  PROPOSAL #1
                             ELECTION OF DIRECTORS
                  NOMINEES FOR A THREE-YEAR TERM EXPIRING 2006

JOSE JULIAN ALVAREZ-BRACERO, 69

     January 1, 1999 to present, Executive Director of "Fundacion Cruz Azul de Puerto Rico, Inc." From 1995 until retirement on December 31, 1998 was President and Chief Executive Officer of La Cruz Azul de Puerto Rico, a medical insurance provider. From 1981 to December 1994, Executive Director, La Cruz Azul de Puerto Rico. Member of the Puerto Rico Chamber of Commerce, serving as President from 1990 to 1991. Established the Interamerican Commerce Council jointly with the Organization of American States. Secretary General of the Puerto Rico Olympic Committee. President of the Dr. Garcia Rinaldi Foundation, dedicated to fund health treatment of low-income heart patients. Past member of the Board of Directors of Banco Central Corporation, from April 1987 to January 1996. Director since November 1996.

JOSE TEIXIDOR, 49

     Executive Vice President and General Manager, B. Fernandez & Hnos., Inc., Chairman of the Board of Pan Pepin Inc. Chairman of the Board of Baguettes, Inc. President, Eagle Investment Fund, Inc. Member of the Board of Directors of El Nuevo Dia, Inc. Member of the Puerto Rico Chamber of Commerce. Member of the Distributors and Manufacturers Association. Member of the Wholesalers Chamber. Member of the Board of Directors of the Pierre Hotel. Director since January 1994.

RICHARD REISS-HUYKE, 55

     Certified Public Accountant. Director of Banco Santander Puerto Rico from February 1979 to February 2003 and also member of the Trust, Credit and Audit Committees. Director of Santander BanCorp from May 2000 to February 2003 and also member of Audit Committee. Since 1979, financial and management consultant specialized in crisis intervention, financial planning, negotiations, valuations and litigation support. Employed by Bacardi Corporation in a number of different capacities, including Chief Financial Officer, Chief Operating Officer, Vice President and Director from 1973 to 1979. Member of the Board of Directors and the Audit Committee of Pepsi Cola Puerto Rico Bottling Company from February 1996 to July 1998. President of the Board of Directors of the State Insurance Fund of Puerto Rico.

     THE NOMINATING COMMITTEE RECOMMENDS THAT THE ABOVE NOMINEES BE ELECTED AS DIRECTORS. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

                   MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      DIRECTORS WHOSE TERMS EXPIRE IN 2004

ANGEL ALVAREZ-PEREZ, 55
CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

     Chairman, President & Chief Executive Officer of First BanCorp since November 1998. President and Chief Executive Officer, FirstBank, since 1990, and Chairman since August 1999. From March 1990 to August 1990, Executive Vice President. Prior to joining the Corporation, attorney at law specializing in corporate and commercial law. From 1987 to February 1990, partner with the law firm of Vazquez, Vizcarrondo, Alvarez, Angelet & Gonzalez. Director of the Federal Home Loan Bank of New York from December 1993 to January 1995. Member of the Board of Directors of Visa International. Chairman and CEO of First Federal Finance Corporation d/b/a Money Express, First Leasing & Rental Corporation, FirstBank Insurance Agency, Inc., FirstBank Insurance Agency, V.I., Inc. and FirstTrade, Inc.(8) Director since 1989.

JUAN ACOSTA-REBOYRAS, 47

     Certified Public Accountant since 1977 and attorney at law since 1985. Partner in law firm of Acosta & Ramirez, LLP, specializing in tax and corporate law, individual tax planning, estate planning and general matters of tax and corporate law. Admitted to the Puerto Rico Bar and the U.S. Court of Appeals for the First Circuit in 1985. Former partner, accounting firm of KPGM, and former partner at law firms of Goldman Antonetti & Cordova and McConnell Valdes. Member of Puerto Rico Society of Certified Public Accountants, serving as President from 1994 to 1995. Member of American Bar Association and the American Institute of Certified Public Accountants (Member of Council, 1994 to 1995) and State Legislative Committee. Former member of the Executive Committee of the Puerto Rico Chamber of Commerce. Director since 2001.

JOSE LUIS FERRER-CANALS, 43

     Doctor of Medicine in private urology practice. Commissioned Captain in the United States Air Force in March 1991, and appointed Chief of Aeromedical Service, 482nd Medical Squadron, December 1992. Member American Association of Clinical Urologists, Alpha Omega Alpha Medical Honor Society since 1986. From 1995 to present, member Hospital Pavia Peer Group Review Committee, Hospital Pavia, San Juan, Puerto Rico. Medical faculty representative to Hospital Pavia from 1996 to 1998. Professor of flight physiology and aerospace medicine, InterAmerican University of Puerto Rico. Member of Board of Directors of American Cancer Society, Puerto Rico Chapter, 1999 to present. Director since 2001.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2005

ANNIE ASTOR-CARBONELL, 45
SENIOR EXECUTIVE VICE PRESIDENT - CHIEF FINANCIAL OFFICER

     Certified Public Accountant. Senior Executive Vice President and Chief Financial Officer of First BanCorp since March 1997. From 1987 to 1997, Executive Vice President and Chief Financial Officer. From 1984 to 1987, Senior Vice President and Comptroller. Prior to joining the Corporation, Senior Auditor at Peat Marwick Mitchell & Co. Member of the Board of Directors of the Puerto Rico Community Foundation since 2003. Director of Puerto Rico Telephone Company from January 1993 to March 1999, serving as Chairperson from 1997 to March 1999. Member of the Board of Trustees of Sacred Heart University from 1991 to 1995, serving as Chairperson from 1993 to 1995. Director of First Federal Finance Corporation d/b/a Money Express, First Leasing and Rental Corporation, FirstBank Insurance Agency, Inc., FirstBank Insurance Agency, V.I., Inc. and FirstTrade, Inc. Joined the Corporation in 1983. Director since 1995.

RAFAEL BOUET-SOUFFRONT, 56

     Industrial Engineer. From 1987 to present, President of Bouet & Rodriguez, Inc., a company engaged in the installation and construction of industrial, residential and institutional electrical projects. From 1980 to 1987, President of North Caribbean Electrical Corp., electrical contractors. Director since 1998.

JORGE L. DIAZ, 49

     Executive Vice President and member of the Board of Directors of Empresas Diaz, Inc., general contractors; and Executive Vice President and Director of Betteroads Asphalt Corporation, asphalt pavement manufacturers; Betterecycling Corporation, recycled asphalt manufacturers; and Coco Beach Development Corporation, a real estate development company. Member of the Puerto Rico Chamber of Commerce, the Association of General Contractors of Puerto Rico and of the U.S. National Association of General Contractors. Member of the Baldwin School of Puerto Rico Board of Trustees and that of Cushing Academy, Boston, Massachusetts. Director since 1999.

(8) First Federal Finance Corporation d/b/a Money Express, First Leasing and Rental Corporation, FirstBank Insurance Agency. V.I., Inc. and FirstTrade are wholly owned subsidiaries of FirstBank Puerto Rico; and FirstBank Insurance Agency, Inc. is a wholly owned subsidiary of First BanCorp Puerto Rico.

                SENIOR EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Corporation and of the Bank who are not directors.

LUIS M. BEAUCHAMP, 60
SENIOR EXECUTIVE VICE PRESIDENT, WHOLESALE BANKING EXECUTIVE AND
CHIEF LENDING OFFICER

     From March 1997 to present, Senior Executive Vice President, wholesale banking, Chief Lending Officer. From 1990 to March 1997, Executive Vice President, Chief Lending Officer. From 1988 to 1990, General Manager - New York banking operations, Banco de Ponce. Held the following responsibilities at the Chase Manhattan Bank, N.A.: Regional Manager for Ecuador and Colombia operations and corporate finance for Central American operations, from 1968 to 1988; Country Manager for Mexico from 1986 to 1988; Manager, wholesale banking in Puerto Rico from 1984 to 1986. Director of First Leasing and Rental Corporation, First Federal Finance Corp. d/b/a Money Express and of FirstBank Insurance Agency, Inc. Joined the Corporation in 1990.

AURELIO ALEMAN, 44
EXECUTIVE VICE PRESIDENT AND CONSUMER BANKING EXECUTIVE

     Executive Vice President in charge of consumer banking, FirstBank, since 1998. From 1996 to 1998, Vice President, CitiBank, N.A., responsible for wholesale and retail automobile financing and retail mortgage business. From 1994 to 1996, Vice President, Chase Manhattan Bank, N.A., banking operations and technology for corporate capital markets. President of First Leasing & Rental Corporation, First Federal Finance Corporation d/b/a Money Express, and of FirstBank Insurance Agency Inc. Joined the Corporation in 1998.

FERNANDO L. BATLLE, 36
EXECUTIVE VICE PRESIDENT AND RETAIL AND MORTGAGE BANKING EXECUTIVE

     Executive Vice President, retail and Mortgage Banking Group of FirstBank. From April 1996 to October 1997, Managing Director of Neva Management Corporation, an investment management firm. From 1994 to April 1996, Senior VP - investments department, and Treasurer of FirstBank, and from June 1994 to December 1994, Vice President, secondary market, at FirstBank Puerto Rico. From September 1992 to June 1994, Harvard Business School, obtaining MBA in June 1994. From 1989 to August 1992, Assistant VP, Puerto Rico Home Mortgage. Director of First Leasing & Rental Corporation, First Federal Finance Corporation d/b/a Money Express, FirstBank Insurance Agency, Inc. President and Director of FirstBank Insurance Agency, V.I., Inc. and FirstTrade, Inc. Joined the Corporation in October 1997.

RANDOLFO RIVERA, 50
EXECUTIVE VICE PRESIDENT AND COMMERCIAL BANKING EXECUTIVE

     Executive Vice President in charge of commercial banking of FirstBank since May 1998. From April 1990 to December 1996, Vice President and component executive for local companies, public sector and institutional markets for Chase Manhattan Bank, N.A. in Puerto Rico. From January 1997 to May 1998, Corporate Finance Executive in charge of the Caribbean and Central American region for Chase Manhattan Bank in Puerto Rico. Joined the Corporation in May 1998.

DACIO A. PASARELL, 54
EXECUTIVE VICE PRESIDENT AND OPERATIONS AND TECHNOLOGY EXECUTIVE

     Executive Vice President in charge of operations and technology since September 2002. Held the following positions at Citibank N.A. for Puerto Rico:
Vice President, Retail Bank Manager, 2000-2002; Vice President Chief Financial Officer, 1996-1998; Vice President, Head of Operations - Caribbean Countries, 1994-1996; Vice President, Mortgage and Automobile Financing; Product Manager, Latin America, 1986-1994; Vice President, Mortgage and Automobile Financing Product Manager for Puerto Rico. President of Citiseguros PR, Inc., 1998-2001. Joined the Corporation in September, 2002

                       OTHER OFFICERS OF THE CORPORATION

LUIS CABRERA-MARIN, 33
SENIOR VICE PRESIDENT - TREASURY AND INVESTMENTS

     Senior Vice President of the Investment and Treasury Department since May 1997. From August 1995 to May 1997, Director of Asset Management, Government Development Bank for Puerto Rico. From August 1994 to August 1995, Investment Executive, Oriental Financial Services, Inc., Puerto Rico. Joined the Corporation in 1997.

AIDA GARCIA, 51
SENIOR VICE PRESIDENT - HUMAN RESOURCES

     Director of Human Resources since May 1990. From 1988 to 1990, Second Vice President, Human Resources. Prior to joining the Corporation, Director of Human Resources, Dr. Federico Trilla Hospital in Carolina. Joined the Corporation in 1988.

EMILIO MARTINO, 52
SENIOR VICE PRESIDENT - CREDIT RISK MANAGEMENT

     Senior Vice President and Credit Risk Management for the Corporation since June 2002. First Senior Vice President of Banco Santander Puerto Rico; Director for credit administration, workout and loan review, from 1997 to 2002. Senior Vice President of Risk Area in charge of workout, credit administration, and portfolio assessment for Banco Santander Puerto Rico from 1996 to 1997.

CASSAN PANCHAM, 42
FIRST SENIOR VICE PRESIDENT - EASTERN CARIBBEAN REGION EXECUTIVE

     First Senior Vice President, Eastern Caribbean Region Executive since October 2002. Held the following positions at JP Morgan Chase Bank Eastern Caribbean Region Banking Group: Vice President and General Manager, December 1999 to October 2002; Vice President, Business, Professional and Consumer Executive, from July 1998 to December 1999; Deputy General Manager, March 1999; Vice President, Consumer Executive, December 1997 to June 1998.

NAYDA RIVERA-BATISTA, 29
SENIOR VICE PRESIDENT - GENERAL AUDITOR

     Certified Public Accountant. Appointed Senior Vice President and General Auditor on July 2002. From September 1996 to July, 2002, Audit Manager at PricewaterhouseCoopers, LLP.

JOSIANNE ROSSELLO, 48
SENIOR VICE PRESIDENT - MARKETING AND PUBLIC RELATIONS

     Appointed Senior Vice President in January 1997. From November 1994 to January 1997, Vice President, Marketing Director, Banco Santander de Puerto Rico. Marketing Manager, Sprint United Telephone, Orlando, Florida from October 1993 to October 1994. President, Citicorp Card Services Puerto Rico, from 1985 to 1990. Joined the Corporation in January 1997.

CARMEN GABRIELLA SZENDREY-RAMOS, 35
SENIOR VICE PRESIDENT - GENERAL COUNSEL - SECRETARY OF THE BOARD OF DIRECTORS

     Attorney at Law. Appointed Vice President and Legal Counsel in October 2000. Appointed Assistant Secretary of First Bancorp on February 26, 2002 and Senior Vice President on March 1, 2002. Appointed Secretary of First BanCorp, FirstBank, First Leasing & Rental Corporation, First Federal Finance Corporation d/b/a Money Express, FirstBank Insurance Agency, Inc. on May 2002. Secretary and Director of FirstBank Insurance Agency, V.I., Inc. and FirstTrade. Prior to joining the Corporation, from 1997 to September 2000, Assistant Vice President of the Legal Division, Banco Popular de Puerto Rico. From 1995 to 1997, private law practice and special projects analyst with law firm Fiddler Gonzalez & Rodriguez. Joined the Corporation in 2000.

LAURA VILLARINO-TUR, 44
SENIOR VICE PRESIDENT - COMPTROLLER

     Certified Public Accountant. Appointed Senior Vice President - Comptroller of FirstBank in 1987. Vice President, Assistant Comptroller from 1984 to 1987. Prior to joining the Corporation, staff auditor with Peat Marwick Mitchell & Co. Joined the Corporation in 1984.

                       BOARD OF DIRECTORS AND COMMITTEES

     The Corporation's Board of Directors is composed of the same members as the FirstBank Board of Directors. During fiscal 2002, the Board of Directors of First BanCorp held a total of five regular meetings and six extraordinary meetings and the Board of Directors of the Bank held 12 regular meetings and one extraordinary meeting. Each of the incumbent directors attended in excess of 75% of the aggregate of the total meetings of the Board of Directors and meetings of the Board committees on which they served.

                                AUDIT COMMITTEE

     The Audit Committee is composed of three outside directors who are not and have never been involved in the day-to-day management of the Corporation or the Bank. The functions of the Audit Committee include review of the reports of examination from regulatory agencies as well as review of examinations and comments from the independent accountants and from the Internal Audit Division. The Committee also monitors the quality of the Corporation's assets in order to provide for early identification of possible problem assets. For further description of the duties, responsibilities and composition of the Audit
Committee, please refer to the Report of the Audit Committee in this proxy statement. The Audit Committee Charter is also included as Exhibit I to this proxy statement. During fiscal 2002, the Audit Committee met a total of nine times.

                             COMPENSATION COMMITTEE

     The Compensation Committee is responsible for administering the executive compensation program, including the stock option plans, and for evaluating the performance of key executives, including that of the President and CEO. During fiscal 2002, the Committee was composed of Messrs. Hector M. Nevares, Jose Teixidor and Rafael Bouet. The Compensation Committee met once during 2002.

                              NOMINATING COMMITTEE

     Article I, Section 14, of the Bylaws of the Corporation, which establishes a Nominating Committee for selecting the nominees for election as directors at the next succeeding Annual Meeting of Stockholders, was amended by a resolution unanimously approved on November 26, 2002, establishing that the Nominating Committee will be composed of no less than three independent directors. Messrs. Hector Nevares, Rafael Bouet and Jorge Diaz were the elected members of the Committee. No nominations for directors, except those made by the Nominating Committee, shall be voted upon at the Annual Meeting, unless other nominations by stockholders are made in writing and delivered to the Secretary of the Corporation at least thirty (30) days prior to the date of the Annual Meeting. Ballots bearing the names of the persons nominated by the Nominating Committee and by stockholders, if any, will be provided for use at the Annual Meeting.

                           COMPENSATION OF DIRECTORS

     Outside directors of the Corporation do not receive compensation for service to the Board of Directors of the Corporation; however, they receive compensation for their service to the Board of Directors of FirstBank Puerto Rico and its committees. Outside directors receive $1,200 for each meeting of the Board of the Bank attended. Outside directors also receive $900 for attendance at the meetings of the Audit Committee and $500 for attendance at the meetings of the Credit Committee, Compensation Committee and Nominating Committee of the Board of Directors.

     Officers of the Corporation, the Bank or the subsidiaries do not receive fees or other compensation for service on the boards of directors of the Corporation, the Bank, the subsidiaries or any of their committees.

     The following table sets forth fees paid to outside directors for their attendance at meetings of the Board of Directors of the Bank and committees during fiscal 2002.

BOARD & COMMITTEE MEETINGS IN 2002

                             BOARD OF         AUDIT            CREDIT       COMPENSATION     NOMINATING        TOTAL
NAME                        DIRECTORS       COMMITTEE         COMMITTEE      COMMITTEE       COMMITTEE         FEES
------------------------  ------------      ----------       -----------     ----------      ----------    ------------
Juan Acosta Reboyras      $  15,600.00      $ 8,100.00               N/A            N/A         N/A        $  23,700.00
Jose Julian Alvarez       $  13,200.00      $ 8,100.00               N/A            N/A         N/A        $  21,300.00
Rafael Bouet              $  15,600.00             N/A       $  4,500.00     $   500.00           0        $  20,600.00
Jorge Diaz                $  14,400.00             N/A       $  3,500.00            N/A           0        $  17,900.00
Francisco Fernandez*      $   3,600.00      $ 2,700.00               N/A            N/A         N/A        $   6,300.00
Jose L. Ferrer Canals     $  14,400.00      $ 8,100.00               N/A            N/A         N/A        $  22,500.00
German Malaret*           $   3,600.00      $ 2,700.00               N/A            N/A         N/A        $   6,300.00
Hector M. Nevares         $  13,200.00             N/A       $  4,500.00     $   500.00         N/A        $  18,200.00
Jose Teixidor             $  13,200.00             N/A       $  2,500.00     $   500.00           0        $  16,200.00
TOTAL                     $ 106,800.00     $ 29,700.00       $ 15,000.00     $ 1,500.00           0        $ 153,000.00

* Directors Francisco Fernandez and German Malaret served until April 2002.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors is composed of three directors who are not now and have never been employees of the Bank or of the Corporation. All members of the Committee meet the independence and expertise requirements set forth under the rules of the New York Stock Exchange. Mr. Acosta's law firm provides tax-consulting services to the Corporation. During fiscal 2002, Mr. Acosta received $41,649.42 corresponding to his consulting services. In accordance with the directives of the New York Stock Exchange and based on its business judgment, the Committee determined that the relationship does not interfere with Mr. Acosta's exercise of independent judgment. The Committee operates under a written charter adopted by the Board of Directors, the adequacy of which is reviewed and assessed on an annual basis. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. A copy of the Audit Committee Charter, as approved by the Board of Directors, is attached as Exhibit I to this proxy statement.

     The Audit Committee reviews the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee has reviewed and discussed the consolidated financial statements with management and with the independent accountants.

In addition, the Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, their independence from the Corporation, the Bank and management. To the extent necessary, the Committee also reviewed all relationships and services that might bear on the auditors' objectivity as independent accountants. The Committee has received written affirmation from the independent accountants as required by the Independence Standards Board Standard No. 1, Independence Standards with Audit Committees, assuring their independence.

In reliance with the reviews and discussions referred to above, the Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10K for fiscal year 2002 to be submitted to the Securities Exchange Commission. The Committee and the Board of Directors have also recommended, subject to stockholder approval, the reappointment of PricewaterhouseCoopers LLP as the independent accountants for the Corporation for fiscal year 2003.

By the Audit Committee of the Board of Directors:
Juan Acosta-Reboyras
Jose Julian Alvarez
Jose Luis Ferrer-Canals

                       COMPENSATION OF EXECUTIVE OFFICERS

     The summary compensation table set forth below discloses compensation for the Chief Executive Officer and the most highly paid executive officers of the Corporation, FirstBank or its subsidiaries who worked with the Corporation, the Bank or such subsidiaries during any period of such fiscal year and whose total cash compensation for fiscal 2002 exceeded $100,000 (named executives). The table includes Bonus payments granted in February 2003 which were meant as compensation for performance of "Named Executives" during fiscal 2002.

                              SUMMARY COMPENSATION

NAME & POSITION                                         YEAR   SALARY($)    BONUS($)  OTHER($)(9)
----------------------------------------------------    ----   ---------    --------  -----------
Angel Alvarez-Perez                                     2002    825,000     700,000*     5,441
Chairman, President &                                   2001    825,000     600,000      5,120
Chief Executive Officer                                 2000    675,000     500,000      4,803

Annie Astor-Carbonell                                   2002    400,000     250,000*     5,198
Senior Executive Vice President &                       2001    400,000     200,000      4,773
Chief Financial Officer                                 2000    300,000     175,000      4,710

Luis M. Beauchamp
Senior Executive Vice President, Wholesale Banking      2002    450,000     300,000*     5,624
Executive &                                             2001    450,000     250,000      5,135
Chief Lending Officer                                   2000    325,000     200,000      5,303

Aurelio Aleman                                          2002    350,000     250,000*     4,197
Executive Vice President                                2001    350,000     200,000      4,817
Consumer Banking Executive                              2000    250,000     175,000      4,779

Fernando Batlle                                         2002    350,000     250,000*     5,375
Executive Vice President                                2001    350,000     200,000      5,100
Retail and Mortgage Banking Executive                   2000    250,000     175,000      5,252

Dacio Pasarell                                          2002     84,231      50,000*       -0-
Executive Vice President & Operations and               2001        N/A         N/A        N/A
Technology Executive                                    2000        N/A         N/A        N/A

Ricardo Ramos-Luina                                     2002    154,234           0        962
Executive Vice President                                2001    200,000      40,000      4,889
Securities Department                                   2000    200,000      40,000      3,816

Randolfo Rivera                                         2002    350,000     200,000*     5,561
Executive Vice President                                2001    350,000     150,000      5,095
Commercial Banking Executive                            2000    250,000     175,000        -0-

*    Bonuses corresponding to 2002 performance were granted in February 2003.
**   Represents compensation from September 16, 2002 to December 31, 2002
***  Represents compensation from January 1, 2002 to September 13, 2002.

                               STOCK OPTION PLAN

     The Stock Option Plan is intended to encourage optionees to remain in the employ of the Corporation, the Bank or its subsidiaries and to assist the Board of Directors and Management in its efforts to attract and to recruit qualified officers to serve the Corporation, the Bank or its subsidiaries. The stock subject to such stock options shall be authorized but unissued shares of the Corporation's $1.00 par value common stock.

     The Plan is administered by the Compensation Committee (the "Committee"), whose members are all outside directors appointed by the Board of Directors. All members of the Committee meet the criteria of "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the "Act"). The Committee has discretion to select which eligible persons will be granted stock options, the number of shares of common stock that may be subject to such options, whether stock appreciation rights will be granted for such options and, generally, to determine the terms and conditions in accordance with the Plan. The Plan also provides for proportionate adjustments in the event of changes in capitalization resulting from, among other things, merger, consolidation, reorganization, recapitalization, reclassification, and stock dividends or splits. All options must be granted within ten years of the effective dates of the Plan. All options granted expire on the date specified in each individual option agreement, which date will not be later than the tenth anniversary of the date the option was granted. An eligible person may hold more than one option at a time. The purchase price of options granted shall not be less than the fair market value of the Corporation's common stock at the date of the grant.

(9) Represents the Corporation's pro-rata contribution to the executive's participation in the Defined Contribution Retirement Plan.

     The Plan may be amended at any time by the Board of Directors, subject to any applicable regulatory limitation or regulatory approval requirement. However, shareholder approval is required if an amendment increases the number of shares of common stock that may be subject to options, materially changes the eligibility criteria, changes the minimum purchase price or increases the maximum term of the options.

     The Plan also provides that no person shall be eligible for a stock option grant if at the date of such grant such person beneficially owns more than ten percent (10%) of the outstanding common stock of the Corporation. In addition, pursuant to the change of control provisions contained in Section 12 of the Banking Law of Puerto Rico, as amended (7 L.P.R.A. 39), to the extent that by the exercise of an option a person would acquire the beneficial ownership of five percent (5%) or more of the issued and outstanding common stock of the Corporation, such person must obtain the approval of the Commissioner of Financial Institutions prior to the exercise of such option. Options granted under the Plan are not transferable other than by will or the laws of descent and distribution. During the life of the optionee, the options may be exercised only by such optionee. In the event of the death or disability of an optionee, options may be exercised whether or not exercisable at the time of such death or disability within one year after the date of such death or disability, but not later than the date the option would otherwise have expired.

     If the employment of an employee is terminated by retirement in accordance with the Corporation's normal retirement policies or is voluntarily or involuntarily terminated within one year after the date of a change in control, the option may be exercised within three months of such occurrence whether or not the option is exercisable at such time, but not later than the date that the option would otherwise have expired.

     Options may be exercised by payment of the fair market price per share established in the Option Agreement, as adjusted for any changes in capitalization, if applicable. Payment may be in cash or at the election of the optionee, common stock of the Corporation having an aggregate fair market value equal to or less than the total option price (i.e. purchase price multiplied by the number of shares bought), plus cash. At the discretion of the Committee, the optionee could be granted stock appreciation rights with respect to an option.

     In April 1987, the Stockholders ratified the Corporation's first Stock Option Plan (the "1987 Plan"), which expired on January 21, 1997. As of such expiration date, no new options have been granted under the expired 1987 Plan. On April 19, 1997, the Stockholders ratified a new Stock Option Plan (the "1997 Plan"), for which 2,898,704 shares were set aside. As of December 31, 2002, there were a total of 1,999,250 shares subject to unexercised options granted under the 1997 Plan. Except to the extent limited by the Puerto Rico Internal Revenue Code of 1994, as amended, all outstanding options are now exercisable.

                       OPTION/GRANTS IN LAST FISCAL YEAR

     The table set forth below discloses the information regarding the stock options granted to the Corporation's Chief Executive Officer and the most highly paid executives during 2002.

                             SHARES                                                  VALUE GRANT
                           UNDERLYING      % GRANTED     EXERCISE                       DATE
                           OPTIONS/SAR     IN FISCAL    BASE PRICE    EXPIRATION       PRESENT
NAME                       GRANTED 2002       2002          ($)          DATE           VALUE
----------------------    -------------    ---------    ----------    ----------    ------------
Angel Alvarez-Perez          225,000         41.57%      $  18.69      02/26/12     $ 884,520.00
Annie Astor-Carbonell         45,000          8.31%      $  18.69      02/26/12     $ 176,904.00
Luis M. Beauchamp             48,000          8.87%      $  18.69      02/26/12     $ 188,697.60
Aurelio Aleman                45,000          8.31%      $  18.69      02/26/12     $ 176,904.00
Fernando Batlle               45,000          8.31%      $  18.69      02/26/12     $ 176,904.00
Dacio Pasarell                10,000          1.85%      $  25.99      10/29/12     $  79,796.22
Randolfo Rivera               30,000          5.54%      $  18.69      02/26/12     $ 117,936.00

     *As permitted by SEC rules, the Black/Scholes pricing model was used to values these stock options. It should be noted that this model is only one method of valuing options and First BanCorp's use of the model is not an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock ever the option exercise price and the time of exercise. Options granted on February 26, 2002 were granted at $18.69 and options granted on October 29, 2002 were granted at $25.99. All options were granted at the market price of First BanCorp's common stock on the day of the grant. All options were granted for a term of ten years and, except to the extent limited by law, are exercisable at any time during the term of the option. In calculating the value of such option, the following assumptions were made:

     o Estimated time until exercise of 3.288 years for all options granted during fiscal 2002.

     o The risk free rate, which was obtained from U.S. Federal Government obligations maturing close to the estimated time until exercise of the option is 3.717% for options granted on February 26, 2002 and 2.244% for options granted on October 30, 2002.

     o Volatility assumption is the historical price volatility of the Corporation's closing stock price as measured by standard deviation of day-to-day logarithmic price changes. The volatility for the options granted on 02/26/02 is 31.228. The volatility for the options granted on 10/29/02 is 45.60.

     o Based on the above assumptions, the theoretical value of the stock options granted on 2/26/02 is $3.9312 and $7.979622 for those granted on 10/29/02. These valuations do not take into account the non-transferability provisions of the Stock Option Plan.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The table set forth below discloses the aggregated options/SAR exercises and value realized and the number of unexercised options and the value thereof with regards to the Chief Executive Officer and the most highly paid executives (named executives) as of December 31, 2002, under the Plan. All presently unexercised options are exercisable at this time, except to the extent limited by the Puerto Rico Internal Revenue Code of 1994, as amended.

                                                         NUMBER OF
                          SHARES                        UNEXERCISED     VALUE OF UNEXERCISED
                        ACQUIRED ON      VALUE          OPTIONS AT          IN-THE-MONEY
NAME                     EXERCISE       REALIZED         12/31/02       OPTIONS AT  12/31/02*
----------------------  -----------  -----------        ----------      --------------------
Angel Alvarez-Perez            0               0          906,000        $ 6,737,170.50
Annie Astor-Carbonell          0               0          181,500        $ 1,428,625.80
Luis M. Beauchamp              0               0          204,000        $ 1,623,135.30
Aurelio Aleman            10,000     $162,125.00          165,000        $ 1,184,853.60
Fernando Batlle              -0-               0          177,000        $ 1,380,044.10
Randolfo Rivera           12,000     $206,094.00          129,000        $   690,924.00
Ricardo Ramos-Luina       15,000     $284,105.00                0                     0

     *The value of unexercised in-the-money options in the table above represents the difference between the grant price of the option and the market price as of December 31, 2002, multiplied by the number of in-the-money options outstanding as of that date. At the close of business on December 31, 2002, the closing price of First BanCorp's common stock was $22.60. The average price at which the named executives could have exercised their outstanding options as of such date was $10.417 for options granted on 11/25/97; $12.7917 for options granted on 2/24/98; $18.0625 for options granted on 5/26/98; $17.333 for options granted on 11/17/98; $13.0833 for options granted on 11/23/99; $14.8750 for options granted on 12/13/00; $18.6867 for options granted on 2/26/02 and $25.9900 for options granted on 10/29/02. As of 12/31/02, the named executives held unexercised options to purchase shares as follows: Angel Alvarez-Perez, 156,000 granted on 11/25/97; 150,000 granted on 11/17/98; 150,000 granted on
11/23/99;  225,000  granted on 12/13/00 and 225,000  granted on 02/26/02.  Annie
Astor-Carbonell,  48,000 granted on 11/25/97; 24,000 granted on 11/17/98; 24,000 granted on 11/23/99;  40,500 granted on 12/13/00 and 45,000 granted on 02/26/02.
Luis M. Beauchamp, 57,000 granted on 11/25/97; 27,000 granted on 11/17/98; 27,000 granted on 11/23/99; 45,000 granted on 12/13/00 and 48,000 granted on
02/26/02. Aurelio Aleman, 45,000 granted on 2/24/98; 18,000 granted on 11/17/98;
18,000  granted on 11/23/99;  39,000  granted on 12/13/00 and 45,000  granted on
02/26/02. Fernando Batlle 30,000 granted on 11/25/97; 30,000 granted on 2/24/98;
18,000  granted on  11/17/98;  18,000  granted on  11/23/99;  36,000  granted on
12/13/00 and 45,000 granted on 02/26/02. Randolfo Rivera, 60,000 granted on 5/26/98; 39,000 granted on 12/13/00 and 30,000 granted on 02/26/02. Dacio
Pasarell, 10,000 granted on 10/29/02. All options were granted at an exercise price equal to the market price of First BanCorp's common stock on the date of grant. The Stock Option Plan provides for automatic adjustments in the number and price of options due to changes in capitalization resulting from stock dividends or splits. All options have been adjusted to reflect the 50% stock split distributed on September 30, 2002.

                             EMPLOYMENT AGREEMENTS

     The  following  table  discloses   information   regarding  the  employment
agreements of the named executives.

                              EFFECTIVE         CURRENT         TERM OF
NAME                            DATE          BASE SALARY        YEARS
--------------------------    --------        -----------        -----
Angel Alvarez-Perez           05-14-98         $ 866,250           4
Annie Astor-Carbonell         04-14-98           420,000           4
Luis M. Beauchamp             05-14-98           472,500           4
Aurelio Aleman                02-24-98           367,500           4
Fernando Batlle               05-14-98           367,500           4
Randolfo Rivera               05-26-98           367,500           4

     The agreements provide that on each anniversary of the date of commencement of each agreement the term of such agreement shall be automatically extended for an additional one (1) year period beyond the then-effective expiration date, unless either party receives written notice that the agreement shall not be further extended. Notwithstanding such contract, the Board of Directors may terminate the contracting officer at any time; however, unless such termination is for cause, the contracting officer will continue to be entitled to the compensation provided in the contract for the remaining term thereof. "Cause" is defined to include personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order or any material breach of any provision of the Employment Agreement.

     In the event of a "change in control" of the Corporation during the term of the employment agreements, the executive shall be entitled to receive a lump sum severance payment equal to his or her then current base annual salary plus the highest cash performance bonus received by the executive in any of the four (4) fiscal years prior to the date of the change in control, multiplied by the term of years for which such contracting officer's employment agreement was to be effective on the date into which it was entered. The severance payment that each of the contracting officers would have received if his or her agreement had been terminated as of December 31, 2002, pursuant to a change in control was: Angel Alvarez-Perez, $6,265,000; Annie Astor-Carbonell, $2,680,000; Luis M. Beauchamp, $3,090,000; Aurelio Aleman, $2,470,000; Fernando Batlle, $2,470,000; Randolfo Rivera, $2,270,000.

     Pursuant to the employment agreements, a "change in control" shall be deemed to have taken place if a third person, including a group as defined in
Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Corporation having 25% or more of the total number of votes which may be cast for the election of directors of the Corporation, or which, by cumulative voting, if permitted by the Corporation's Charter or Bylaws, would enable such third person to elect 25% or more of the directors of the Corporation; or if, as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Corporation before such transactions shall cease to constitute a majority of the Board of the Corporation or any successor institution.

                      DEFINED CONTRIBUTION RETIREMENT PLAN

     The Corporation has a Defined Contribution Retirement Plan under Section 165(e) of Puerto Rico's Internal Revenue Act10 which provides participating employees with retirement, death, disability and termination of employment benefits in accordance with their participation. The Plan complies with the "Employee Retirement Income Security Act of 1974 (ERISA)" and the "Retirement Equity Act of 1984 (ERA)." The Corporation's employees are eligible to participate in the Plan after completing one year of service and there is no age requirement. An individual account is maintained for each participant and benefits are paid based solely on the amount of each participant's account.

     Participating employees may defer from 1% to 10% of their annual salary, up to a maximum of $8,000, into the Plan on a pre-tax basis as employee salary savings contributions. Each year the Corporation will make a contribution equal to 25% of each participating employee's salary savings contribution; however, no match is provided for salary savings contributions in excess of 4% of compensation. At the end of the fiscal year, the Corporation may, but is not obligated to make, additional contributions in an amount determined by the Board of Directors; however, the maximum of any additional contribution in any year may not exceed 15% of the total compensation of all eligible employees participating in the Plan and no basic monthly or additional annual matches need be made on years during which the Corporation incurs a loss.

     In fiscal 2002, the total contribution to the Plan by the Corporation amounted to $627,448, which funds were distributed on a pro rata basis among all participating employees. The table below sets forth the total of the Corporation's contribution during fiscal 2002 to the named executives of the Corporation who participate in the Plan.

Angel Alvarez Perez            $ 5,441
Annie Astor-Carbonell          $ 5,198
Luis M. Beauchamp              $ 5,624
Aurelio Aleman                 $ 4,197
Fernando Batlle                $ 5,375
Ricardo Ramos-Luina            $   962
Randolfo Rivera                $ 5,561

10 Section 165 of Puerto Rico's Internal Revenue Act is similar to Section 401 (k) of the Federal Internal Revenue Code

                           DEFERRED COMPENSATION PLAN

     The Corporation has a Deferred Compensation Plan available to Executive Officers whereby the executives may defer a portion of their salary. These deferred amounts, if any, are included in the amounts disclosed in the summary compensation table. The Corporation does not match any of the deferred amounts. The deferred amounts are deposited in a Trust which is administered by the Bank. The Corporation does not guarantee a return on the investment of these funds.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Executive Compensation Program is administered by the Compensation Committee (the "Committee"), which is composed of three (3) non-employee directors selected by the Board of Directors. During fiscal 2002 the Committee was composed of Messrs. Hector M. Nevares, Rafael Bouet and Jose Teixidor. None of the members of the Committee are or have been employees of the Corporation, the Bank or of any of its subsidiaries.

EXECUTIVE COMPENSATION POLICY

The Corporation operates in a highly competitive industry where the quality, creativity and professionalism of its executives are of utmost importance to the success, profitability and growth of the institution. The underlying philosophy of any effective compensation program must be to retain and recruit top executives who will make significant contributions to the promotion and achievement of the institutional goals, which will ultimately result in enhanced shareholder value. Accordingly, the Corporation has put in place a compensation policy that is designed to recruit, retain and reward key executives who demonstrate the capacity to lead the Corporation in achieving its business objectives.

OBJECTIVES

     o    Stimulate   behavior   that  will  lead  to  the   attainment  of  the
          Corporation's  goals.

     o Provide additional short-term and long-term variable compensation to enable implementation of a pay-for-performance package.

     In making their determinations for fiscal 2002, the Compensation Committee reviewed the Corporation's performance as a whole and the performance of the named executives in relation to the performance goals that have been set forth. The Committee also took into consideration the performance of the Corporation in comparison with the performance of other Corporations in the community as well as the performance of the Corporation in relation to other institutions of similar size and complexity of loan portfolio and other assets. On the basis of their review, the Committee took the following actions with regard to the named executives:

PERFORMANCE BONUS

     The Executive Compensation Program provides for a performance bonus plan whose purpose is to maximize the efficiency and effectiveness of the operation of the Corporation. The Committee has designated the CEO and the Executive Vice Presidents of the Corporation as plan participants. The performance bonus is linked to the performance of the Corporation as a whole as well as the achievement of individual goals by each of the named executives. Based on the Corporation's performance and the performance of each of the named executives in fiscal 2002, the Committee recommended, and on February 25, 2003 the Board granted, the following performance bonuses to the following named executives:
Luis M. Beauchamp, Senior Executive Vice President, $300,000; Annie Astor-Carbonell, Senior Executive Vice President, $250,000; Aurelio Aleman, Executive Vice President, $250,000; Fernando Batlle, Executive Vice President, $250,000; Randolfo Rivera, Executive Vice President, $200,000 and Dacio Pasarell, Executive Vice President, $50,000.

LONG-TERM COMPENSATION

     The Executive Compensation Plan also contemplates long-term incentive compensation in the form of stock options under the Corporation's Employee Stock Option Plan (the "SOP"). The Compensation Committee has discretion to select which of the eligible persons will be granted stock options, whether stock appreciation rights will be granted with such options, and generally to determine the terms and conditions of such options in accordance with the provisions of the SOP. During fiscal 2002 the following 10-year options were granted to the named executives: Luis M. Beauchamp, Senior Executive Vice President, 48,000; Annie Astor-Carbonell, Senior Executive Vice President, 45,000; Aurelio Aleman, Executive Vice President, 45,000; Fernando Batlle, Executive Vice President, 45,000; Randolfo Rivera, Executive Vice President 30,000 and Dacio Pasarell, Executive Vice President, 10,000.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Mr. Angel Alvarez-Perez has served as President and Chief Executive Officer of FirstBank since September 1990 and as Chairman, President and CEO of First Bancorp since November 1998. During fiscal 2002, the annual salary of Mr. Angel Alvarez-Perez was $825,000. On February 25, 2003, the Committee granted the President a cash bonus of $700,000 corresponding to performance in fiscal 2002. During fiscal 2002, the President received 225,000 stock options. The compensation granted was determined in accordance with the Corporation's compensation policy described above. In making such determination, the Committee took into consideration the

Corporation's performance during 2002, including a significant increases in First BanCorp's earnings, continued control of operating expenses, and the achievement of goals that are geared to ensure the Corporation's continued trend of earnings growth that has produced excellent value for First BanCorp's stockholders.

     Hector M. Nevares
     Rafael Bouet
     Jose Teixidor

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee has served as an officer or employee of the Corporation, the Bank or of a subsidiary of the Corporation or of the Bank.

                   PERFORMANCE OF FIRST BANCORP COMMON STOCK

          [Plotpoints below represents line chart in printed document.]

                             12/31/96    12/31/97     12/31/98    12/31/99    12/31/00     12/31/01    12/31/02
First Bank                       $100        $133         $239        $167        $195         $240        $290
S&P 500                          $100        $133         $171        $207        $190         $167        $130
S&P Supercom Banks Index         $100        $147         $151        $126        $147         $145        $145




                           12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
FirstBank                    $100       $133       $239       $167       $195       $240       $290
S&P 500                      $100       $133       $171       $207       $190       $167       $130
S&P Supercom Banks Index     $100       $147       $151       $126       $147       $145       $145

The stock performance graph set forth above compares the cumulative total shareholder return of the Corporation's common stock from December 31, 1996, to December 31, 2002, with cumulative total return of the S&P 500 Market Index. The S&P 500 Market Index is a broad index that includes a wide variety of issuers and industries representative of a cross section of the market. The S&P Supercomposite Banks Index is a capitalization-weighted index that is composed of 90 members.

                           OTHER EMPLOYMENT BENEFITS

     The Corporation's executive officers are provided hospitalization and medical insurance under group plans on generally the same basis as other full-time employees of the Corporation. The Corporation offers to all executive officers a life insurance policy of $1,000,000. In addition, the Corporation offers all of its employees a contributory medical and hospitalization plan and non-contributory long-term disability coverage, which will pay 60% at such employees' salaries up to a maximum of $6,000 per month until age 65. The plans are provided through Servicios de Seguros de Salud, Inc. (SSS) a Blue Cross and Blue Shield Association of Puerto Rico.

          BUSINESS TRANSACTIONS BETWEEN FIRSTBANK OR ITS SUBSIDIARIES
                      AND EXECUTIVE OFFICERS OR DIRECTORS

     During fiscal 2002, directors and officers and persons or entities related to such directors and officers were customers of and had transactions with the Corporation and/or its subsidiaries. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time they were made for comparable transactions with other persons who are not insiders, and did not either involve more than the normal risk of uncollectibility or present other unfavorable features.

                            SECTION 16(a) COMPLIANCE

     Based on reports filed with the Securities Exchange Commission and information obtained from officers and directors of the Corporation, the Corporation is not aware of any failure by its executive officers or directors to file on a timely basis any reports required to be filed by Section 16(a) of Securities Exchange Act of 1934 with respect to beneficial ownership of shares of the Corporation except for the following instances: Director Jorge Diaz filed six late reports corresponding to 13 transactions which were subsequently informed on a Form 5. Former Director Francisco Fernandez filed one Form 4 corresponding to the purchase of shares of common stock seven days late; Mrs. Aida Garcia filed one Form 4 corresponding to the sale of shares of common stock seven days late and Mr. Dacio Pasarell filed one late report corresponding to the purchase of preferred stock, which was subsequently reported on a Form 5.

                                   AUDIT FEES

     Total fees paid to PricewaterhouseCoopers LLP for professional services rendered for the annual audit of the Corporation's financial statements for fiscal 2002 were $221,400. There were no fees paid for financial information systems design or implementation services. Other fees paid to PricewaterhouseCoopers LLP in fiscal 2002 were for comfort letters and an agreed upon procedure related to the acquisition of JP Morgan Chase's Eastern Caribbean Region Operations. Such other fees totaled $134,000.

                                  PROPOSAL #2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP has been selected as the independent Certified Public Accountants of the Corporation for the fiscal year ending
December 31, 2003. The firm will be represented at the Annual Meeting and representatives will have the opportunity to make a statement, if they so desire, and also will be available to respond to appropriate questions. The affirmative vote of a majority of the total votes eligible to be cast at the Annual Meeting is required for approval of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003. THE VOTE OF THE HOLDERS OF THE MAJORITY OF THE TOTAL VOTES ELIGIBLE TO BE CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

                              STOCKHOLDER PROPOSAL

     Any proposal that a stockholder wishes to have presented at the next Annual Meeting of the Corporation must be received at the main offices of First BanCorp not later than December 20, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Act"), it will be included in the Proxy Statement and set forth in the form of proxy issued for the next Annual Meeting of Stockholders. All such proposals should be sent by certified mail, return receipt requested, to the attention of the Secretary.

                                 OTHER MATTERS

     Management of the Corporation does not know of any business to be brought before the Annual Meeting other than that specified herein. However, if any other matters are properly brought before the Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person voting the proxies.

     The cost of solicitation of proxies will be borne by the Corporation. First BanCorp has retained the services of Morrow & Co., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arranged with Morrow & Co. is in the amount of $3,500.00 plus reimbursement for out-of-pocket expenses. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First BanCorp's common stock. In addition to solicitation by mail, directors, officers and employees of the Corporation may solicit proxies personally or by telephone without additional compensation.

                                 ANNUAL REPORT

     Stockholders will be sent a copy of the Corporation's Annual Report to Stockholders for the fiscal year ended December 31, 2002, prior to or accompanying the Proxy Statement. Such Annual Report is not part of the proxy solicitation material. Upon receipt of a written request, the Corporation will furnish to any stockholder, without charge, a copy of the Corporation's Annual Report on Form 10-K under Section 13 of the Securities Exchange Act of 1934 and the list of exhibits thereto required to be filed with the Securities Exchange Commission under applicable law. Such written request must set forth a good faith representation that the person making the request is, as of March 18, 2003, the owner of record of shares of common stock entitled to vote at the Annual Meeting and should be directed to Carmen Gabriella Szendrey-Ramos, Secretary, First BanCorp, 1519 Ponce de Leon Avenue, Santurce, Puerto Rico 00908.

BY ORDER of the Board of Directors
March 28, 2003

EXHIBIT I

                                 FIRST BANCORP
                            AUDIT COMMITTEE CHARTER

I.        Purpose

     The Audit Committee is appointed by the Board to assist in monitoring (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements and (3) the
independence  and  performance  of  the  Corporation's   internal  and  external
auditors.

II.       Composition

     The Audit Committee shall be composed of a minimum of three directors, as determined by the Board. The members of the Audit Committee shall meet the independence and experience requirements of the Securities and Exchange Commission and the New York Stock Exchange. The members of the Audit Committee shall be appointed by the full Board of Directors.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

     I.   Responsibilities

          The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements.

     3. Review analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

     4. Review with management and the independent auditor the Corporation's quarterly financial statements prior to the release of quarterly earnings.

     5. Meet periodically with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     8.   Approve the fees to be paid to the independent auditor.

     9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     10. Evaluate together with the Board the performance of the independent Auditor and, if so determined by the Audit Committee, recommend that the Board replaces the independent auditor.

     11. Recommend to the Board the appointment and replacement of the senior internal auditing executive.

     12. Review the significant reports to management prepared by the internal auditing department and management's responses.

     13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     14. Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

     15. Obtain reports from management, the Corporation's senior internal auditing executive and the independent auditor that the Corporation's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Corporation's Code of Conduct.

     16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation's response to that letter. Such review should include:

          (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          (b)  Any changes  required in the planned scope of the internal audit.

          (c)  The  internal  audit  department  responsibilities,   budget  and
               staffing.

     18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

     19. Advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Code of Conduct.

     20. Review with the Corporation's General Counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Corporation's Code of Conduct.

                          -- DETACH PROXY CARD HERE --
--------------------------------------------------------------------------------

/  /  MARK, SIGN, DATE AND RETURN                   / X /
      THE PROXY CARD PROMPTLY              VOTES MUST BE INDICATED
      USING THE ENCLOSED ENVELOPE.         (X) IN BLACK OR BLUE INK.


1. To elect the following directors for a term of three years:

NOMINEES: Jose Julian Alvarez-Bracero, Jose Teixidor, and Richard Reiss-Huyke

FOR all nominees /  /    WITHHOLD AUTHORITY to vote /  /    *EXCEPTIONS /  /
listed above             for all nominees listed
                         above

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

*Exceptions ______________________________________________________________


                                             FOR       AGAINST      ABSTAIN

2. To ratify the appointment of              /  /        /  /        /  /
   PricewaterhouseCoopers LLP
   as the Corporations independent
   accountants for fiscal year 2003.

3. To consider any other matters             /  /        /  /        /  /
   that may be properly brought up for
   consideration at the Annual Meeting

To change your address, please mark this box.                        /  /

To include any comments, please mark this box.                       /  /


--------------------------------------------------------------------------------

S C A N L I N E

--------------------------------------------------------------------------------


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date           Share Owner sign here               Co-Owner sign here
---------------------------------------------    -------------------------------

---------------------------------------------    -------------------------------

--------------------------------------------------------------------------------


                                REVOCABLE PROXY

                                 FIRST BANCORP
                           1519 Ponce De Leon Avenue
                             San Juan, Puerto Rico

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Angel Alvarez-Perez, Jorge L. Diaz and Jose L. Ferrer-Canals as Proxies, each with the power to appoint a substitute, and hereby authorizes them to vote as designated on the reverse, all shares of common stock of First BanCorp held of record by the undersigned on March 18, 2003 at the Annual Meeting of Stockholders to be held on April 29, 2003 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS 1 AND 2.

                     (Continued, and to be dated and signed on the reverse side)

                                 FIRST BANCORP
                                 P.O. BOX 11089
                                 NEW YORK, N.Y. 10203-0089